AMENDMENT TO SECURED CONVERTIBLE PROMISSORY NOTE

THIS AMENDMENT TO AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE (this “Amendment”) is entered into as of March 5, 2018, by and between MOUNT TAM BIOTECHNOLOGIES, INC., a Nevada corporation (“Maker”), and 0851229 BC Ltd. ("Holder”).

RECITALS

A.Maker and Holder first entered into that certain Convertible Promissory Note on March 23, 2016 (the “March Note”); and

B.During the existence of the March Note, Maker and Holder have amended the same at various times and in various ways; and

C.The March Note was later amended and restated by Maker and Holder pursuant to that certain Amended and Restated Secured Convertible Promissory Note on June 13, 2016 (the “June Note”); and

D.Maker and Holder have determined to amend the June Note pursuant to the terms set forth herein.

NOW THEREFORE, in consideration of the above recitals and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.The June Note is hereby amended by extending the Maturity Date to September 30, 2018.

2.This Amendment supersedes any and all other provisions of the June Note which are in conflict with this instrument.

3.This Amendment constitutes the full and complete agreement between the parties hereto.  All other provisions of the June Note not modified herein shall remain in full force and effect and are incorporated herein.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment to Secured Convertible Promissory Note effective as of the effective date set forth above.

MAKER: MOUNT TAM BIOTECHNOLOGIES, INC. By:/s/ Richard Marshak Name:Richard Marshak Title:Chief Executive Officer
HOLDER: 0851229 BC Ltd. By:/s/ Doug Froese Name:Doug Froese Title: Director

Signature Page to Amendment to Secured Convertible Promissory Note